Exhibit 10.2

                       AMENDMENT, WAIVER, AND CONSENT

          THIS AMENDMENT, WAIVER, AND CONSENT (this "Amendment") is entered into as of May 4, 1999, among DOBSON OPERATING COMPANY, an Oklahoma corporation ("DOC"), DOBSON CELLULAR OPERATIONS COMPANY, an Oklahoma corporation ("DCOC"), the Required Lenders under the DOC Credit Agreement (hereinafter defined), the Required Lenders under each of the DCOC Credit Agreements (hereinafter defined), FIRST UNION NATIONAL BANK (successor-in-interest by merger to CoreStates Bank, N.A.), in its capacity as Administrative Agent for the Lenders under the DOC Credit Agreement (hereinafter defined)
("DOC Administrative Agent"), NATIONSBANK, N.A., dba BANK OF AMERICA (successor-in-interest by merger to NationsBank of Texas, N.A.), in its capacity as Administrative Agent for the Lenders under each of the DCOC
Credit Agreements ("DCOC Administrative Agent"), and Guarantors under the Credit Agreements (hereinafter defined).

          Reference is made to the following agreements: (i) the Revolving Credit Agreement, dated as of March 25, 1998 (as amended, modified, supplemented, or restated from time to time, the "DCOC Revolver"), among DCOC, as Borrower, DCOC Administrative Agent, First Union National Bank, as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto; (ii) the 364-Day Revolving Credit and Term Loan Agreement, dated as of March 25, 1998 (as amended, modified, supplemented, or restated from time to time, the "364-Day Agreement" and collectively with the DCOC Revolver, the "DCOC Credit Agreements"), among DCOC, as Borrower, DCOC Administrative Agent,
First Union National Bank, as Syndication Agent, Toronto Dominion (Texas),
Inc., as Documentation Agent, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto (collectively, with the Lenders under the DCOC Revolver, the "DCOC Lenders"); and (iii) the Third Amended and Restated Credit Agreement, dated as of March 25, 1998 (as amended to date, the "DOC Credit Agreement"), among DOC, as Borrower, DOC Administrative Agent, NationsBank, N.A. (successor-in-interest by merger to NationsBank of Texas, N.A.), as Syndication Agent, Toronto Dominion (Texas), Inc., as
Documentation Agent, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto (the "DOC Lenders"). The DCOC Credit Agreements and the DOC Credit Agreement are sometimes collectively referred to herein as the "Credit Agreements."

          Unless otherwise defined in this Amendment, capitalized terms used herein with reference to a certain Credit Agreement shall have the meaning set forth in that Credit Agreement; provided, however, that, unless otherwise stated herein, capitalized terms used herein without reference to a certain Credit Agreement shall have the meanings set forth in the DCOC Revolver. Unless otherwise indicated, all Paragraph references herein are to Paragraphs in this Amendment.

                               R E C I T A L S

          A. Dobson Communications Corporation ("Communications") proposes to issue a new series of Senior Exchangeable Preferred Stock (the
"New Preferred Stock") on materially similar or less restrictive terms (taken as a whole) to the existing Preferred Stock. The issuance of the New Preferred Stock is expected to generate up to $170,000,000 in proceeds, which proceeds will be used as follows: (i) approximately $60,000,000 will be used to redeem Classes F and G of the existing preferred stock of Communications, (ii) approximately $100,000,000 (subject to adjustments, acceptable to DCOC Administrative Agent, to effect compliance with the terms and requirements of the existing Preferred Stock) will be used to reduce permanently the Total Commitment under the DCOC Revolver and to make the related required prepayments thereunder, and (iii) the remaining balance will be used to pay costs and expenses associated with the issuance of the New Preferred Stock and for other corporate purposes.


          B. In connection with the issuance of the New Preferred Stock, DOC, DCOC, and Communications have requested certain waivers, consents, and amendments under the DOC Credit Agreement and the DCOC Credit Agreements, and Required Lenders under the DOC Credit Agreement and the DCOC Credit Agreements are willing to grant and agree to such waivers, consents, and amendments, but only upon the conditions, among other things, that DOC, DCOC, Guarantors under the Credit Agreements, and Required Lenders under the Credit Agreements shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

          NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

Paragraph 1. Waivers and Consents Under the DOC Credit Agreement Respect to Issuance of New Preferred Stock. In accordance with the requirements of
Section 10.7, Required Lenders under the DOC Credit Agreement hereby consent to the amendments to the Amended Articles of Incorporation of Communications which are necessary to authorize, create, and effect the issuance of the New Preferred Stock; provided that, (i) the terms of the New Preferred Stock (including, without limitation, provisions prohibiting restrictions on loans, advances, investments, and Restricted Payments to Communications) shall be materially similar or less restrictive (taken as a whole) to those of the existing Preferred Stock (as defined in the DOC Credit Agreement) and are otherwise satisfactory to Managing Agents in all respects; (ii) Communications will not issue or authorize more than 170,000 shares of the New Preferred Stock (valued at $1,000 liquidation value), plus (x) up to an additional 170,000 shares of New Preferred Stock to be issued pursuant to a registration right agreement in exchange for, and in replacement of, the originally issued New Preferred Stock and (y) the number of additional shares of New Preferred Stock required to be issued to pay permitted non-cash dividends on the New Preferred Stock on or before July 15, 2004, being the Cash-Pay Date (as hereinafter defined) for the New Preferred Stock; and (iii) the terms of such amendments to the Amended Articles of Incorporation of Communications will substantially reflect the terms set forth in the Offering Memorandum dated as of April 29, 1999, with respect to the New Preferred Stock.

Paragraph 2. Amendment Under the DOC Credit Agreement and the DCOC Credit Agreements. In connection with the issuance of the New Preferred Stock, DOC and DCOC have requested that Required Lenders under the DOC Credit Agreement and the DCOC Credit Agreements agree to amend the DOC Credit Agreement and the DCOC Credit Agreements (i) to include the New Preferred Stock in the definitions of "Preferred Stock" and to clarify the actual issuance amounts for the two existing series of the Preferred Stock, (ii) to add a definition of "Cash-Pay Date" to account for the fact that different issuances of the Preferred Stock have differing dates after which all dividends must be paid in cash, and (iii) to clarify Sections 2.4, 9.6(c), and 10.6 of the DOC Credit Agreement and Section 9.21(d) of the DCOC Credit Agreements with respect to the differing Cash-Pay Dates for the different series of Preferred Stock.

          2.1 Required Lenders under the DOC Credit Agreement and the DCOC Credit Agreements agree to amend their respective Credit Agreements, as the case may be, to provide that the definition of "Preferred Stock" set forth in
Section 1.1 of each of the Credit Agreements is hereby amended in its entirety to read, as follows:

"Preferred Stock means, collectively, (i) the 175,000 shares of the Senior Exchangeable Preferred Stock
(valued at $1,000 liquidation value) issued by Communications which is mandatorily redeemable in 2008, together with additional Preferred Stock issued in lieu of dividends on such Preferred Stock, all as more particularly described in that certain Offering
Memorandum issued January 5, 1998, by Communications;
(ii) the 64,646 shares of additional Senior
Exchangeable Preferred Stock (valued at $1,000 liquidation value) issued in December 1998, by Communications on terms materially similar or less restrictive (taken as a whole) than the terms of the Preferred Stock described in clause (i), and which is mandatorily redeemable in 2008, together with additional Preferred Stock issued in lieu of dividends on the Preferred Stock described in this clause (ii);
and (iii)  up to 170,000 shares of additional Senior
Exchangeable Preferred Stock (valued at $1,000 liquidation value) issued in unregistered form in May, 1999 (the "Restricted Shares"), by Communications on terms substantially identical to the Preferred Stock described in clauses (i) and (ii), and which is mandatorily redeemable in 2009, together with (x) up to an additional 170,000 shares of registered Senior
Exchangeable Preferred Stock issued in exchange for, and replacement of, the Restricted Shares and issued on substantially identical terms as the Restricted
Shares and (y) additional Preferred Stock issued in lieu of dividends on, and in accordance with the terms of, the Preferred Stock described in this clause
(iii)."

          2.2 Required Lenders under the DOC Credit Agreement and the DCOC Credit Agreements agree to amend their respective Credit Agreements, as the case may be, to insert alphabetically the following definition of "Cash-Pay Date" in Section 1.1 of each of the Credit Agreements:

"Cash-Pay Date means, with respect to any issue of Preferred Stock or Exchange Debentures, the date specified in the related Certificate of Designation or Indentures for such series of Preferred Stock or Exchange Debentures after which all dividends or payments must be paid in cash."

          2.3     Required Lenders under the DOC Credit Agreement agree to amend
Section 2.4 of the DOC Credit Agreement by deleting clause (ii) in its entirety and substituting therefor the following:

"(ii)     fund distributions and dividends to
Communications to enable Communications to pay required cash dividends or distributions on each series of Preferred Stock or required cash interest on the related Exchange Debentures on and after the respective Cash-Pay Dates for each such series of Preferred Stock or Exchange Debentures, subject to acceptable terms and conditions and determined by Agents."

          2.4 Required Lenders under the DOC Credit Agreement agree to amend Section 9.6(c) of the DOC Credit Agreement by:

                  (a) Deleting clause (ii) which currently reads "(ii) after January 15, 2003, to pay regularly-scheduled cash distributions on the Preferred Stock or cash interest payments on the Exchange
Debentures, if issued," and substituting therefor the following:

"(ii)     to pay regularly-scheduled required cash
distributions on any series of Preferred Stock or regularly-scheduled required cash interest payments on the related Exchange Debentures, if issued, on and after the respective Cash-Pay
Date for such series of Preferred Stock or Exchange Debentures;"

                 (b) In the proviso to such Section 9.6(c), deleting the phrase "or after January 15, 2003, with respect to the Preferred Stock," and substituting the following therefor:

"on or after the respective Cash-Pay Date for any series of such Preferred Stock or the related Exchange Debentures".

          2.5     Required Lenders under the DOC Credit Agreement agree to amend
Section 10.6 of the DOC Credit Agreement by deleting clause (ii) and substituting therefor the following:

"(ii) regularly-scheduled required cash
dividends on each series of Preferred Stock on and after the respective Cash-Pay Date for such series of Preferred Stock,"

          2.6 Required Lenders under the DCOC Credit Agreements agree to amend Sections 9.21(d) of the DCOC Credit Agreements by:

                  (a) Deleting the introductory sentence of such Section which currently reads "So long as no Triggering Event has occurred or is created thereby (as determined on a pro forma basis), Distributions made after January 15, 2003, by Borrower to Communications in amounts sufficient (when aggregated with the amounts of all other loans, advances, or dividends for such purposes from all other Subsidiaries of Communications) to pay cash distributions or cash interest payments on the Preferred Stock and Exchange Debentures, if any;" and substituting therefor the following:

"So long as no Triggering Event has occurred or is created thereby (as determined on a pro forma basis), Distributions made by Borrower to Communications in amounts sufficient (when aggregated with the amounts of all other loans, advances, or dividends for such purposes from all other Subsidiaries of Communications) to pay regularly-scheduled required cash distributions or required cash interest payments on each series of Preferred Stock and the related
Exchange Debentures, if any, on and as of the respective Cash-Pay Date for such series of Preferred Stock or Exchange Debentures;"

                (b) Inserting the phrase "required cash" before the word "payment" in each of clauses (A) and (B) of such Section.

Paragraph 3.  Conditions.  The consent of Required Lenders to this
Amendment is expressly conditioned on the requirement that concurrently with the issuance of the New Preferred Stock, DCOC shall permanently reduce the Total Commitment under the DCOC Revolver in an amount approximately equal to $100,000,000 (subject to such adjustments as may be required to effect compliance with the terms and requirements of the existing Preferred Stock and which adjustments are acceptable to DCOC Administrative Agent), together with all prepayments required pursuant to Section 3.2(c) of the DCOC Revolver as a result of such Total Commitment reduction. Furthermore, notwithstanding any contrary provision, this Amendment is not effective until the date upon which
(a) the representations and warranties in this Amendment are true and correct;
(b) DCOC Administrative Agent receives an opinion of counsel acceptable to DCOC Administrative Agent addressed to DCOC Administrative Agent, DOC Administrative Agent, the DCOC Lenders, and the DOC Lenders that the issuance of the New Preferred Stock does not constitute a "default" or "event of default" or other breach or noncompliance with the terms and provisions of the Communications Bond Debt, the Exchange Debentures, or the existing Preferred Stock, including any event which would create voting rights in the holders of the existing Preferred Stock; (c) DOC Administrative Agent receives counterparts of this Amendment executed by DOC, each Guarantor under the DOC Credit Agreement, and Required Lenders under the DOC Credit Agreement;
(d) DCOC Administrative Agent receives counterparts of this Amendment executed by DCOC, each Guarantor under the DCOC Revolving Credit Agreement, and Required Lenders under the DCOC Revolving Credit Agreement; and (e) DCOC Administrative Agent receives counterparts of this Amendment executed by DCOC, each Guarantor under the 364-Day Agreement, and Required Lenders under the 364-Day Agreement. On the Business Day upon which all of the preceding conditions precedent are satisfied, this Amendment shall be effective (the "Effective Date").

Paragraph 4. Compliance with Amendment Requirements. The failure of DOC, DCOC, their Subsidiaries, or any Guarantor under the DOC Agreement or DCOC Agreements to comply with the conditions (including, without limitation, the conditions set forth in Paragraph 3(a)) or limitations set forth in this Amendment on and after the Effective Date hereof shall constitute an Event of Default under the Credit Agreements, entitling the DOC Lenders and DCOC Lenders to exercise their respective Rights under the Credit Agreements and related Loan Papers.

Paragraph 5. Acknowledgment and Ratification. As a material inducement to DOC Administrative Agent, DCOC Administrative Agent, the DCOC Lenders, and the DOC Lenders to execute and deliver this Amendment, DCOC, DOC, and each Guarantor (i) consent to the agreements in this Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of DCOC, DOC, or Guarantors under their respective Collateral Security Documents under the DOC Credit Agreement or the Collateral Documents under the DCOC Credit Agreements, which Collateral Security Documents and Collateral Documents shall remain in full force and effect, and all liens, guaranties, and rights thereunder are hereby ratified and confirmed.

Paragraph 6.  Representations.  As a material inducement to DOC
Administrative Agent, DCOC Administrative Agent, the DCOC Lenders, and the DOC Lenders to execute and deliver this Amendment, DCOC, DOC, and each Guarantor represent and warrant to such parties (with the knowledge and intent that the DOC Lenders, Lenders under the DCOC Credit Agreements, DOC Administrative Agent, and DCOC Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment: (a) all representations and warranties in the DOC Credit Agreement and related Loan Papers and the DCOC Credit Agreements and related Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the applicable Credit Agreements; (b) no Event of Default or Default exists under the DOC Credit Agreement and related Loan Papers, and no Default or Potential Default exists under the DCOC Credit Agreements and related Loan Papers; and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against DOC, DCOC, and each Guarantor in accordance with its terms.

Paragraph 7. Expenses. DOC and DCOC shall pay all costs, fees, and expenses paid or incurred by DCOC Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of DCOC Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 8.  Miscellaneous.

          8.1 This Amendment is one of the "Loan Papers" referred to in the Credit Agreements and the provisions of Section 14 of the DOC Credit Agreement relating to the DOC Credit Agreement and the related Loan Papers and the provisions of Sections 13 of the DCOC Credit Agreements relating to the DCOC Credit Agreements and the related Loan Papers are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

          8.2 The Credit Agreements and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "DCOC Credit Agreements" shall be to the DCOC Credit Agreements as herein amended and all reference to the "DOC Credit Agreement" shall be to the DOC Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the DOC Lenders or DCOC Lenders under the Credit Agreements or any Loan Papers, nor constitute a waiver under the Credit Agreements or any other provision of the Loan Papers.

Paragraph 9. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9. Parties. This Amendment binds and inures to DOC, DCOC, DOC Administrative Agent, DCOC Administrative Agent, DOC Lenders, DCOC Lenders, Guarantors, and their respective successors and assigns.

          The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.


                                      DOBSON OPERATING COMPANY,
                                      as Borrower under DOC Credit Agreement

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.
                                      Treasurer

                                      DOBSON CELLULAR OPERATIONS COMPANY,
                                      as Borrower under DCOC Credit Agreements

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.
                                      Treasurer

                                      DOBSON COMMUNICATIONS CORPORATION,
                                      as Guarantor under DOC Credit Agreement

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.

                                      ASSOCIATED TELECOMMUNICATIONS AND
                                      TECHNOLOGIES, INC., as Guarantor under
                                      DOC Credit Agreement
                                      DOBSON CELLULAR OF ARIZONA, INC., as
                                      Guarantor under DOC Credit Agreement
                                      DOBSON CELLULAR OF ENID, INC.,
                                      as Guarantor under DOC Credit Agreement
                                      DOBSON CELLULAR OF KANSAS/MISSOURI, INC., as Guarantor under DOC Credit Agreement DOBSON CELLULAR OF MARYLAND, INC., as Guarantor under DOC Credit Agreement DOBSON CELLULAR OF SANDUSKY, INC., as Guarantor under DOC Credit Agreement DOBSON CELLULAR OF NAVARRO INC.
                                      (f/k/a Dobson Cellular of Southern
                                      California, Inc.), as Guarantor under
                                      DOC Credit Agreement
                                      DOBSON CELLULAR OF WOODWARD, INC., as
                                      Guarantor under DOC Credit Agreement
                                      DOBSON CELLULAR SYSTEMS, INC., as
                                      Guarantor under DOC Credit Agreement
                                      DOC CELLULAR SUBSIDIARY COMPANY,
                                      as Guarantor under DOC Credit Agreement

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.
                                      Treasurer

                                      OKLAHOMA INDEPENDENT RSA 5 PARTNERSHIP,
                                      as Guarantor under DOC Credit Agreement

                                      By:  DOBSON CELLULAR SYSTEMS, INC.,
                                           its Managing General Partner

                                           RICHARD D. SEWELL, JR.
                                           Richard D. Sewell, Jr.

                                      OKLAHOMA INDEPENDENT RSA 7 PARTNERSHIP,
                                      as Guarantor under DOC Credit Agreement

                                      By:  DOBSON CELLULAR SYSTEMS, INC.,
                                           its Managing General Partner

                                           RICHARD D. SEWELL, JR.
                                           Richard D. Sewell, Jr.

                                      OKLAHOMA RSA 5 LIMITED PARTNERSHIP, as
                                      Guarantor under DOC Credit Agreement

                                      By:  OKLAHOMA INDEPENDENT RSA 5
                                           PARTNERSHIP, its Managing General
                                           Partner

                                           By:  DOBSON CELLULAR SYSTEMS, INC.,
                                                as Managing General Partner

                                                RICHARD D. SEWELL, JR.
                                                Richard D. Sewell, Jr.

                                      OKLAHOMA RSA 7 LIMITED PARTNERSHIP, as
                                      Guarantor under DOC Credit Agreement

                                      By:  OKLAHOMA INDEPENDENT RSA 7
                                           PARTNERSHIP, its Managing General
                                           Partner

                                           By:  DOBSON CELLULAR SYSTEMS, INC.,
                                                its Managing General Partner

                                                RICHARD D. SEWELL, JR.
                                                Richard D. Sewell, Jr.

                                      TEXAS RSA NO. 2 LIMITED PARTNERSHIP, as
                                      Guarantor under DOC Credit Agreement

                                      By:  DOBSON CELLULAR SYSTEMS, INC.,
                                           its Managing General Partner

                                           RICHARD D. SEWELL, JR.
                                           Richard D. Sewell, Jr.

                                      DOBSON CELLULAR OF TEXAS, INC.,
                                      as Guarantor under DCOC Credit Agreements
                                      DOBSON CELLULAR OF CALIFORNIA, INC., as
                                      Guarantor under DCOC Credit Agreements
                                      CELLULAR 2000 TELEPHONE CO., as
                                      Guarantor under DCOC Credit Agreements
                                      RSA 339, INC., as Guarantor under
                                      DCOC Credit Agreements
                                      SANTA CRUZ CELLULAR TELEPHONE, INC., as
                                      Guarantor under DCOC Credit Agreements
                                      DOBSON CELLULAR OF IMPERIAL, INC., as
                                      Guarantor under DCOC Credit Agreements

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.

                                      CELLULAR 2000, as Guarantor under DCOC
                                      Credit Agreements

                                      By:  CELLULAR 2000 TELEPHONE CO., its two-
                                           thirds majority interest holder

                                           RICHARD D. SEWELL, JR.
                                           Richard D. Sewell, Jr.

                                      NATIONSBANK, N.A. (as successor-in-
                                      interest by merger to NationsBank of
                                      Texas, N.A.), as DCOC Administrative
                                      Agent, a DOC Lender, and a DCOC Lender

                                      JULIE A. SCHELL
                                      Julie A. Schell
                                      Vice President

                                      (Remaining signatures intentionally
                                       omitted)